                                                                Exhibit 99(a)(4)

                                   SCHEDULE B

                               SERIES AND CLASSES

                               AS OF MAY ___, 2005

SERIES                                        CLASSES
------                                        -------
NON-MONEY MARKET FUNDS

JPMorgan Asia Equity Fund                     A, Select, Institutional

JPMorgan Bond Fund                            A, B, C, Select, Institutional, Ultra

JPMorgan California Tax Free Bond Fund        A, B, C, Select, Institutional

JPMorgan Capital Growth Fund                  A, B, C, Select

JPMorgan Disciplined Equity Fund              A, Select, Institutional, Ultra

JPMorgan Diversified Fund                     A, B, C, Select, Institutional

JPMorgan Dynamic Small Cap Fund               A, B, C, Select

JPMorgan Emerging Markets Debt Fund           Select

JPMorgan Emerging Markets Equity Fund         A, B, Select, Institutional

JPMorgan Enhanced Income Fund                 A, Select, Institutional

JPMorgan Global Healthcare Fund               A, B, C, Select

JPMorgan Global Strategic Income Fund         A, B, C, Select, Institutional, M

JPMorgan Growth and Income Fund               A, B, C, Select

JPMorgan Intermediate Tax Free Bond Fund      A, B, C, Select, Institutional

JPMorgan International Equity Fund            A, B, C, Select, Institutional

JPMorgan International Growth Fund            A, B

JPMorgan International Opportunities Fund     A, B, Select, Institutional

JPMorgan International Small Cap
Equity Fund                                   A, B, Select, Institutional

                                   SCHEDULE B

                               SERIES AND CLASSES

                               AS OF MAY ___, 2005

SERIES                                        CLASSES
------                                        -------
JPMorgan International Value Fund             A, B, Select, Institutional

JPMorgan Intrepid America Fund                A, B, C, Select

JPMorgan Intrepid Contrarian Fund             A, B, C, Select

JPMorgan Intrepid European Fund               A, B, C, Select, Institutional

JPMorgan Intrepid Growth Fund                 A, B, C, Select

JPMorgan Intrepid Value Fund                  A, B, C, Select

JPMorgan Japan Fund                           A, B

JPMorgan Market Neutral Fund                  A, B, Institutional

JPMorgan Mid Cap Equity Fund                  A, B, Select

JPMorgan New Jersey Tax Free Bond Fund        A, B, C, Select

JPMorgan New York Tax Free Bond Fund          A, B, C, Select, Institutional

JPMorgan Real Return Fund                     A, C, Select, Institutional

JPMorgan Short Term Bond Fund                 A, Select, Institutional

JPMorgan Small Cap Core Fund                  Select

JPMorgan Small Cap Equity Fund                A, B, C, Select

JPMorgan Tax Aware Core Equity Fund           Select

JPMorgan Tax Aware Disciplined Equity Fund    Institutional

JPMorgan Tax Aware Diversified Equity Fund    Select

JPMorgan Tax Aware Enhanced Income Fund       A, Select, Institutional

JPMorgan Tax Aware International Fund         Select

                                   SCHEDULE B

                               SERIES AND CLASSES

                               AS OF MAY ___, 2005

SERIES                                        CLASSES
------                                        -------
JPMorgan Tax Aware International
Opportunities Fund                            A, Institutional

JPMorgan Tax Aware Large Cap Growth Fund      Select

JPMorgan Tax Aware Large Cap Value Fund       Select

JPMorgan Tax Aware Real Income Fund           A, B, C, Institutional

JPMorgan Tax Aware Real Return Fund           A, C, Select, Institutional

JPMorgan Tax Aware Short-Intermediate
Income Fund                                   Select, Institutional

JPMorgan Tax Aware U.S. Equity Fund           A, B, C, Select, Institutional

JPMorgan U.S. Equity Fund                     A, B, C, Select, Institutional, Ultra

JPMorgan U.S. Small Company Fund              Select, Institutional

JPMorgan Value Advantage Fund                 A, B, C, Select, Institutional

MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities
Money Market Fund                             Capital, Institutional, Agency, Premier, Morgan, Reserve

JPMorgan California Municipal Money
Market Fund                                   Morgan

JPMorgan Federal Money Market Fund            Institutional, Agency, Premier, Morgan, Reserve

JPMorgan New York Municipal Money
Market Fund                                   Morgan, Reserve

                                   SCHEDULE B

                               SERIES AND CLASSES

                               AS OF MAY ___, 2005

SERIES                                        CLASSES
------                                        -------
JPMorgan Prime Money Market Fund              Capital, Institutional, Agency, Premier, Morgan,
                                              Reserve, B, C, Select, Cash Management

JPMorgan Tax Free Money Market Fund           Institutional, Agency, Premier, Morgan, Reserve